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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                    07/11/01
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

WASHINGTON                          1-6563                      91-00742146
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

     SAFECO Plaza, Seattle, Washington                          98185
   (Address of principal executive officers)                  (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)

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Item 5. Other Events

SAFECO ESTIMATES 2ND QUARTER LOSS OF $0.25 TO $0.30 PER SHARE

SEATTLE - (July 11, 2001) - SAFECO (NASDAQ: SAFC) today announced it expects to report an operating loss for the second quarter of between $0.25 and $0.30 per share. This compares with analysts' current consensus estimate of a loss of $0.19 per share, with some analysts estimating a quarterly loss as high as $0.30 per share.

SAFECO's core performance - excluding weather and catastrophes - improved compared to the first quarter. The company's overall financial results were adversely affected by an April hailstorm in St. Louis, Tropical Storm Allison and a series of Midwest storms, which other insurance companies reported will affect their earnings in the second quarter.

SAFECO will announce its full second-quarter financial results on July 23.


FORWARD-LOOKING  INFORMATION IS SUBJECT TO RISK AND UNCERTAINTY

Statements made in this report that relate to anticipated financial performance, business prospects and plans, regulatory developments and similar matters may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this report that are not historical information are forward-looking. Such statements are subject to certain risks and uncertainties that may cause the operations, performance, development and results of SAFECO's business to differ materially from those suggested by the forward-looking statements. The risks and uncertainties include:

o        SAFECO's ability to sell SAFECO Credit Company, Inc.;
o SAFECO's ability to obtain rate increases and non-renew underpriced insurance accounts;
o        Achievement of SAFECO's premium targets and profitability;
o        Decrease in large-commercial premium volume;
o Achievement of expense savings from consolidation of commercial operations;
o        Achievement of SAFECO's expense reduction goals;
o        Realization of growth and business retention estimates;
o        Changes in the nature of the property and casualty book of business;
o        Driving patterns;
o        Changes in competition and pricing environments;
o Weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;
o        The occurrence of significant natural disasters, including earthquakes;
o        The development of major Year 2000 related claims or liabilities;
o        The adequacy of loss reserves;
o        The availability and pricing of reinsurance;
o        Court decisions and trends in litigation;
o        Legislative and regulatory developments;
o        Rating agency actions;
o        Availability of bank credit facilities;
o        Fluctuations in interest rates;
o        Performance of financial markets; and
o        General economic and market conditions.


In particular, because insurance rates in some jurisdictions are subject to regulatory review and approval, SAFECO's achievement of rate increases may occur in amounts and on a time schedule different than planned, which may affect the Corporation's efforts to restore earnings in the property and casualty lines.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SAFECO CORPORATION
Dated: July 11, 2001                               By: /s/ H. Paul Lowber
                                                  ------------------------------
                                                  H. Paul Lowber
                                                  Vice President, Controller and
                                                  Chief Accounting Officer